EXHIBIT 99.1

Westamerica Bancorporation Reports Second Quarter 2021 Financial Results

SAN RAFAEL, Calif., July 15, 2021 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq: WABC), parent company of Westamerica Bank, generated net income for the second quarter 2021 of $22.6 million and diluted earnings per common share ("EPS") of $0.84. Second quarter 2021 results include “make-whole” interest income on corporate bonds redeemed prior to maturity, which increased EPS $0.04. These results compare to net income of $20.1 million and EPS of $0.75 for the first quarter 2021, which included “make-whole” interest income on corporate bonds redeemed before maturity that increased EPS $0.02.

"Westamerica continued originating loans for our customers under the second round of the Paycheck Protection Program during the second quarter 2021. Average total deposits grew $327 million from the first quarter 2021 to the second quarter 2021. Westamerica’s valuable deposit base generated a very low 0.03 percent annualized cost of funding our loan and bond portfolios during the second quarter 2021. Operating expenses were well managed in the second quarter 2021 declining $615 thousand from the first quarter 2021 and $463 thousand from the second quarter 2020. Credit quality remained stable with nonperforming loans of $4.4 million at June 30, 2021,” said Chairman, President and CEO David Payne. “Second quarter 2021 results generated an annualized 12.2 percent return on average common equity, and shareholders were paid a $0.41 per common share dividend during the quarter,” concluded Payne.

Net interest income on a fully-taxable equivalent (FTE) basis was $44.5 million for the second quarter 2021, including “make-whole” interest income on corporate bonds redeemed prior to maturity of $1.4 million. Second quarter 2021 net interest income (FTE) compares to $42.6 million for the first quarter 2021, which included “make-whole” interest income on corporate bonds redeemed prior to maturity of $700 thousand. Average PPP loans grew $19 million from the first quarter 2021 to the second quarter 2021. Average total deposits grew $327 million from the first quarter 2021 to the second quarter 2021. Checking and savings deposits represented ninety-seven percent of the Company’s average deposit base during the second quarter 2021.

At June 30, 2021, nonperforming loans totaled $4.4 million and the allowance for credit losses on loans was $23.7 million. The Company continues to work with loan customers requesting loan payment deferrals due to economic weakness caused by the pandemic. At June 30, 2021, loans with deferred payments totaled $586 thousand, all of which were consumer automobile loans.

Noninterest income for the second quarter 2021 totaled $11.0 million, compared to noninterest income for the first quarter 2021 of $10.2 million. The increase in noninterest income was primarily due to higher levels of merchant processing services fees and debit card fees.

Noninterest expense for the second quarter 2021 was $24.3 million compared to $24.9 million for the first quarter 2021; the decline in noninterest expense was primarily attributable to the seasonal decline in payroll related taxes.

Westamerica Bancorporation’s wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
Westamerica Bancorporation
1108 Fifth Avenue, San Rafael, CA 94901
Robert A. Thorson – SVP & Treasurer
707-863-6840
investments@westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2020 filed on Form 10-K and quarterly report for the quarter ended March 31, 2021 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, cyber security risks, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
June 30, 2021

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q2'2021	Q2'2020	Change	Q1'2021

Net Interest and Fee Income (FTE)	$44,499	$42,063	5.8%	$42,583
Provision for Credit Losses	-	-	n/m	-
Noninterest Income	11,032	9,554	15.5%	10,189
Noninterest Expense	24,291	24,754	-1.9%	24,906
Income Before Taxes (FTE)	31,240	26,863	16.3%	27,866
Income Tax Provision (FTE)	8,661	7,301	18.6%	7,719
Net Income	$22,579	$19,562	15.4%	$20,147

Average Common Shares Outstanding	26,865	26,935	-0.3%	26,821
Diluted Average Common Shares	26,887	26,951	-0.2%	26,842

Operating Ratios:
Basic Earnings Per Common Share	$0.84	$0.72	16.7%	$0.75
Diluted Earnings Per Common Share	0.84	0.72	16.7%	0.75
Return On Assets (a)	1.29%	1.30%		1.23%
Return On Common Equity (a)	12.2%	11.1%		11.1%
Net Interest Margin (FTE) (a)	2.70%	2.99%		2.74%
Efficiency Ratio (FTE)	43.7%	48.0%		47.2%

Dividends Paid Per Common Share	$0.41	$0.41	0.0%	$0.41
Common Dividend Payout Ratio	49%	57%		55%

			%
	6/30'21YTD	6/30'20YTD	Change

Net Interest and Fee Income (FTE)	$87,082	$82,610	5.4%
Provision for Credit Losses	-	4,300	n/m
Noninterest Income	21,221	21,202	0.1%
Noninterest Expense	49,197	49,418	-0.4%
Income Before Taxes (FTE)	59,106	50,094	18.0%
Income Tax Provision (FTE)	16,380	13,570	20.7%
Net Income	$42,726	$36,524	17.0%

Average Common Shares Outstanding	26,843	27,001	-0.6%
Diluted Average Common Shares	26,865	27,024	-0.6%

Operating Ratios:
Basic Earnings Per Common Share	$1.59	$1.35	17.8%
Diluted Earnings Per Common Share	1.59	1.35	17.8%
Return On Assets (a)	1.26%	1.25%
Return On Common Equity (a)	11.6%	10.4%
Net Interest Margin (FTE) (a)	2.72%	3.04%
Efficiency Ratio (FTE)	45.4%	47.6%

Dividends Paid Per Common Share	$0.82	$0.82	0.0%
Common Dividend Payout Ratio	52%	61%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q2'2021	Q2'2020	Change	Q1'2021

Interest and Fee Income (FTE)	$44,983	$42,498	5.8%	$43,058
Interest Expense	484	435	11.3%	475
Net Interest and Fee Income (FTE)	$44,499	$42,063	5.8%	$42,583

Average Earning Assets	$6,603,343	$5,635,014	17.2%	$6,244,622
Average Interest-
Bearing Liabilities	3,298,221	2,774,450	18.9%	3,130,227

Yield on Earning Assets (FTE) (a)	2.73%	3.02%		2.77%
Cost of Funds (a)	0.03%	0.03%		0.03%
Net Interest Margin (FTE) (a)	2.70%	2.99%		2.74%
Interest Expense/
Interest-Bearing Liabilities (a)	0.06%	0.06%		0.06%
Net Interest Spread (FTE) (a)	2.67%	2.96%		2.71%

			%
	6/30'21YTD	6/30'20YTD	Change

Interest and Fee Income (FTE)	$88,041	$83,487	5.5%
Interest Expense	959	877	9.4%
Net Interest and Fee Income (FTE)	$87,082	$82,610	5.4%

Average Earning Assets	$6,424,973	$5,438,578	18.1%
Average Interest-
Bearing Liabilities	3,214,688	2,711,515	18.6%

Yield on Earning Assets (FTE) (a)	2.75%	3.07%
Cost of Funds (a)	0.03%	0.03%
Net Interest Margin (FTE) (a)	2.72%	3.04%
Interest Expense/
Interest-Bearing Liabilities (a)	0.06%	0.07%
Net Interest Spread (FTE) (a)	2.69%	3.00%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q2'2021	Q2'2020	Change	Q1'2021

Total Assets	$7,004,695	$6,058,365	15.6%	$6,650,164
Total Earning Assets	6,603,343	5,635,014	17.2%	6,244,622
Total Loans	1,257,087	1,232,073	2.0%	1,251,540
Total Commercial Loans	413,797	344,053	20.3%	395,473
Paycheck Protection Program (PPP) Loans	207,515	132,500	56.6%	188,971
Commercial Loans	206,282	211,553	-2.5%	206,502
Commercial RE Loans	546,470	578,572	-5.5%	559,191
Consumer Loans	296,820	309,448	-4.1%	296,876
Total Investment Securities	4,394,169	3,957,851	11.0%	4,440,621
Debt Securities Available For Sale	3,953,016	3,293,009	20.0%	3,947,549
Debt Securities Held To Maturity	441,153	664,842	-33.6%	493,072
Total Interest-Bearing Cash	952,087	445,090	113.9%	552,461

Loans/Deposits	20.7%	23.7%		21.8%

			%
	6/30'21YTD	6/30'20YTD	Change

Total Assets	$6,828,409	$5,856,913	16.6%
Total Earning Assets	6,424,973	5,438,578	18.1%
Total Loans	1,254,328	1,178,004	6.5%
Total Commercial Loans	404,685	283,718	42.6%
PPP Loans	198,294	66,250	199.3%
Commercial Loans	206,391	217,468	-5.1%
Commercial RE Loans	552,795	579,157	-4.6%
Consumer Loans	296,848	315,129	-5.8%
Total Investment Securities	4,417,267	3,901,868	13.2%
Debt Securities Available For Sale	3,950,298	3,214,376	22.9%
Debt Securities Held To Maturity	466,969	687,492	-32.1%
Total Interest-Bearing Cash	753,378	358,706	110.0%

Loans/Deposits	21.2%	23.5%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q2'2021	Q2'2020	Change	Q1'2021

Total Deposits	$6,074,730	$5,200,475	16.8%	$5,748,070
Noninterest Demand	2,888,259	2,496,840	15.7%	2,713,632
Interest-Bearing Transaction	1,208,584	980,872	23.2%	1,130,760
Savings	1,822,625	1,558,201	17.0%	1,746,815
Time greater than $100K	70,750	72,267	-2.1%	71,241
Time less than $100K	84,512	92,295	-8.4%	85,622
Total Short-Term Borrowings	111,750	70,116	59.4%	95,575
Other Borrowed Funds	-	699	-100.0%	214
Shareholders' Equity	744,746	705,882	5.5%	735,496

Demand Deposits/
Total Deposits	47.5%	48.0%		47.2%
Transaction & Savings
Deposits / Total Deposits	97.4%	96.8%		97.3%

			%
	6/30'21YTD	6/30'20YTD	Change

Total Deposits	$5,912,303	$5,014,731	17.9%
Noninterest Demand	2,801,428	2,359,788	18.7%
Interest-Bearing Transaction	1,169,888	961,295	21.7%
Savings	1,784,929	1,527,282	16.9%
Time greater than $100K	70,994	73,058	-2.8%
Time less than $100K	85,064	93,308	-8.8%
Total Short-Term Borrowings	103,707	56,223	84.5%
Other Borrowed Funds	106	349	-69.6%
Shareholders' Equity	740,147	705,606	4.9%

Demand Deposits/
Total Deposits	47.4%	47.1%
Transaction & Savings
Deposits / Total Deposits	97.4%	96.7%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q2'2021
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)

Interest & Fee Income Earned
Total Earning Assets (FTE)	$6,603,343	$44,983	2.73%
Total Loans (FTE)	1,257,087	15,168	4.84%
Total Commercial Loans (FTE)	413,797	4,763	4.62%
PPP Loans	207,515	2,713	5.25%
Commercial Loans (FTE)	206,282	2,050	3.98%
Commercial RE Loans	546,470	6,994	5.13%
Consumer Loans	296,820	3,411	4.61%
Total Investments (FTE)	4,394,169	29,556	2.69%
Total Interest-Bearing Cash	952,087	259	0.11%

Interest Expense Paid
Total Earning Assets	6,603,343	484	0.03%
Total Interest-Bearing Liabilities	3,298,221	484	0.06%
Total Interest-Bearing Deposits	3,186,471	466	0.06%
Interest-Bearing Transaction	1,208,584	93	0.03%
Savings	1,822,625	263	0.06%
Time less than $100K	84,512	42	0.20%
Time greater than $100K	70,750	68	0.39%
Total Short-Term Borrowings	111,750	18	0.07%

Net Interest Income and
Margin (FTE)		$44,499	2.70%

	Q2'2020
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)

Interest & Fee Income Earned
Total Earning Assets (FTE)	$5,635,014	$42,498	3.02%
Total Loans (FTE)	1,232,073	15,376	5.02%
Total Commercial Loans (FTE)	344,053	4,052	4.74%
PPP Loans	132,500	1,673	5.07%
Commercial Loans (FTE)	211,553	2,379	4.52%
Commercial RE Loans	578,572	7,892	5.49%
Consumer Loans	309,448	3,432	4.46%
Total Investments (FTE)	3,957,851	27,009	2.73%
Total Interest-Bearing Cash	445,090	113	0.10%

Interest Expense Paid
Total Earning Assets	5,635,014	435	0.03%
Total Interest-Bearing Liabilities	2,774,450	435	0.06%
Total Interest-Bearing Deposits	2,703,635	424	0.06%
Interest-Bearing Transaction	980,872	74	0.03%
Savings	1,558,201	224	0.06%
Time less than $100K	92,295	47	0.20%
Time greater than $100K	72,267	79	0.44%
Total Short-Term Borrowings	70,116	10	0.06%
Other Borrowed Funds	699	1	0.35%

Net Interest Income and
Margin (FTE)		$42,063	2.99%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q2'2021	Q2'2020	Change	Q1'2021

Service Charges on Deposits	$3,235	$3,151	2.6%	$3,304
Merchant Processing Services	3,279	2,277	44.0%	2,560
Debit Card Fees	1,791	1,459	22.8%	1,601
Trust Fees	827	714	15.8%	801
ATM Processing Fees	618	518	19.3%	601
Other Service Fees	491	420	16.9%	469
Financial Services Commissions	95	123	-22.8%	70
Securities Gains	34	71	n/m	-
Other Noninterest Income	662	821	-19.4%	783
Total Noninterest Income	$11,032	$9,554	15.5%	$10,189

Total Revenue (FTE)	$55,531	$51,617	7.6%	$52,772
Noninterest Income/Revenue (FTE)	19.9%	18.5%		19.3%
Service Charges/Avg. Deposits (a)	0.21%	0.24%		0.23%
Total Revenues (FTE) Per Avg.
Common Share (a)	$8.29	$7.71	7.6%	$7.98

			%
	6/30'21YTD	6/30'20YTD	Change

Service Charges on Deposits	$6,539	$7,399	-11.6%
Merchant Processing Services	5,839	4,635	26.0%
Debit Card Fees	3,392	2,927	15.9%
Trust Fees	1,628	1,491	9.2%
ATM Processing Fees	1,219	1,097	11.1%
Other Service Fees	960	926	3.7%
Financial Services Commissions	165	248	-33.5%
Securities Gains	34	71	n/m
Other Noninterest Income	1,445	2,408	-40.0%
Total Noninterest Income	$21,221	$21,202	0.1%

Total Revenue (FTE)	$108,303	$103,812	4.3%
Noninterest Income/Revenue (FTE)	19.6%	20.4%
Service Charges/Avg. Deposits (a)	0.22%	0.30%
Total Revenues (FTE) Per Avg./
Common Share (a)	$8.14	$7.73	5.2%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q2'2021	Q2'2020	Change	Q1'2021

Salaries & Benefits	$12,097	$12,900	-6.2%	$12,665
Occupancy and Equipment	4,808	4,791	0.4%	4,880
Outsourced Data Processing	2,425	2,324	4.3%	2,390
Professional Fees	830	643	29.1%	942
Courier Service	567	508	11.6%	504
Amortization of
Identifiable Intangibles	68	73	-6.8%	69
Other Noninterest Expense	3,496	3,515	-0.5%	3,456
Total Noninterest Expense	$24,291	$24,754	-1.9%	$24,906

Noninterest Expense/
Avg. Earning Assets (a)	1.48%	1.77%		1.62%
Noninterest Expense/Revenues (FTE)	43.7%	48.0%		47.2%

			%
	6/30'21YTD	6/30'20YTD	Change

Salaries & Benefits	$24,762	$25,918	-4.5%
Occupancy and Equipment	9,688	9,723	-0.4%
Outsourced Data Processing	4,815	4,729	1.8%
Professional Fees	1,772	1,032	71.7%
Courier Service	1,071	999	7.2%
Amortization of
Identifiable Intangibles	137	146	-6.2%
Other Noninterest Expense	6,952	6,871	1.2%
Total Noninterest Expense	$49,197	$49,418	-0.4%

Noninterest Expense/
Avg. Earning Assets (a)	1.54%	1.83%
Noninterest Expense/Revenues (FTE)	45.4%	47.6%

8. Allowance for Credit Losses.
	(dollars in thousands)
			%
	Q2'2021	Q2'2020	Change	Q1'2021

Average Total Loans	$1,257,087	$1,232,073	2.0%	$1,251,540

Beginning of Period Allowance for
Credit Losses on Loans (ACLL)	$23,483	$24,804	-5.3%	$23,854
Provision for Credit Losses	-	-	n/m	-
Net ACLL Recoveries (Losses)	254	(275)	-192.4%	(371)
End of Period ACLL	$23,737	$24,529	-3.2%	$23,483
Gross ACLL Recoveries /
Gross ACLL Losses	176%	66%		60%
Net ACLL (Recoveries) Losses /
Avg. Total Loans (a)	-0.08%	0.09%		0.12%

			%
	6/30'21YTD	6/30'20YTD	Change

Average Total Loans	$1,254,328	$1,178,004	6.5%

Prior Period ACLL	$23,854	$19,484	22.4%
Adoption of ASU 2016-13(1)	-	2,017	n/m
Beginning of Period ACLL	23,854	21,501	10.9%
Provision for Credit Losses	-	4,300	n/m
Net ACLL Losses	(117)	(1,272)	-90.8%
End of Period ACLL	$23,737	$24,529	-3.2%
Gross ACLL Recoveries /
Gross ACLL Losses	91%	46%
Net ACLL Losses /
Avg. Total Loans (a)	0.02%	0.22%

	(dollars in thousands)
			%
	6/30/21	6/30/20	Change	3/31/21
Allowance for Credit Losses on Loans	$23,737	$24,529	-3.2%	$23,483
Allowance for Credit Losses on
HTM Securities	9	16	-44.6%	9
Total Allowance for Credit Losses	$23,746	$24,545	-3.3%	$23,492

Allowance for Unfunded
Credit Commitments	$101	$53	90.0%	$101

9. Credit Quality.
	(dollars in thousands)
			%
	6/30/21	6/30/20	Change	3/31/21

Nonperforming Loans:
Nonperforming Nonaccrual	$652	$590	10.5%	$402
Performing Nonaccrual	3,564	3,643	-2.2%	3,569
Total Nonaccrual Loans	4,216	4,233	-0.4%	3,971
90+ Days Past Due Accruing Loans	167	290	-42.4%	132
Total	4,383	4,523	-3.1%	4,103
Repossessed Loan Collateral	-	43	-100.0%	-
Total Nonperforming Assets	$4,383	$4,566	-4.0%	$4,103

Total Loans Outstanding	$1,194,834	$1,316,359	-9.2%	$1,293,756

Total Assets	7,147,779	6,463,889	10.6%	6,912,481

Loans:
Allowance for Credit Losses on Loans	$23,737	$24,529	-3.2%	$23,483
Allowance for Credit Losses on Loans /
Loans	1.99%	1.86%		1.82%
Nonperforming Loans/Total Loans	0.37%	0.34%		0.32%

10. Capital.
	(in thousands, except per-share amounts)
			%
	6/30/21	6/30/20	Change	3/31/21

Shareholders' Equity	$842,196	$808,076	4.2%	$812,132
Total Assets	7,147,779	6,463,889	10.6%	6,912,481
Shareholders' Equity/
Total Assets	11.78%	12.50%		11.75%
Shareholders' Equity/
Total Loans	70.49%	61.39%		62.77%
Tangible Common Equity Ratio	10.24%	10.81%		10.15%
Common Shares Outstanding	26,865	26,933	-0.3%	26,864
Common Equity Per Share	$31.35	$30.00	4.5%	$30.23
Market Value Per Common Share	58.03	57.42	1.1%	62.78

Share Repurchase Programs
	(shares in thousands)
			%
	Q2'2021	Q2'2020	Change	Q1'2021

Total Shares Repurchased	-	13	n/m	4
Average Repurchase Price	$-	$52.27	n/m	$61.09
Net Shares Issued	(1)	(1)	n/m	(57)

			%
	6/30'21YTD	6/30'20YTD	Change

Total Shares Repurchased	4	193	n/m
Average Repurchase Price	$61.09	$51.50	n/m
Net Shares (Issued) Repurchased	(58)	129	n/m

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	6/30/21	6/30/20	Change	3/31/21
Assets:
Cash and Due from Banks	$939,929	$500,820	87.7%	$866,457

Debt Securities Available For Sale	4,304,162	3,708,370	16.1%	3,990,570
Debt Securities Held To Maturity (2)	414,413	638,281	-35.1%	469,259

Loans	1,194,834	1,316,359	-9.2%	1,293,756
Allowance For Credit Losses on Loans	(23,737)	(24,529)	-3.2%	(23,483)
Total Loans, net	1,171,097	1,291,830	-9.3%	1,270,273

Other Real Estate Owned	-	43	n/m	-
Premises and Equipment, net	32,080	34,061	-5.8%	32,216
Identifiable Intangibles, net	967	1,245	-22.4%	1,035
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	163,458	167,566	-2.5%	160,998

Total Assets	$7,147,779	$6,463,889	10.6%	$6,912,481

Liabilities and Shareholders' Equity:
Deposits:
Noninterest-Bearing	$2,872,920	$2,702,885	6.3%	$2,798,542
Interest-Bearing Transaction	1,200,634	997,593	20.4%	1,179,484
Savings	1,849,258	1,605,169	15.2%	1,791,636
Time	153,577	162,765	-5.6%	154,171
Total Deposits	6,076,389	5,468,412	11.1%	5,923,833

Short-Term Borrowed Funds	90,043	86,170	4.5%	95,479
Other Borrowed Funds	-	-	n/m	1,681
Other Liabilities	139,151	101,231	37.5%	79,356
Total Liabilities	6,305,583	5,655,813	11.5%	6,100,349

Shareholders' Equity:
Common Equity:
Paid-In Capital	470,365	467,386	0.6%	469,885
Accumulated Other
Comprehensive Income	86,921	93,732	n/m	68,901
Retained Earnings	284,910	246,958	15.4%	273,346
Total Shareholders' Equity	842,196	808,076	4.2%	812,132

Total Liabilities and
Shareholders' Equity	$7,147,779	$6,463,889	10.6%	$6,912,481

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q2'2021	Q2'2020	Change	Q1'2021
Interest & Fee Income:
Loans	$15,064	$15,278	-1.4%	$14,581
Equity Securities	110	103	6.8%	110
Debt Securities Available For Sale (3)	26,481	22,429	18.1%	24,889
Debt Securities Held To Maturity	2,362	3,616	-34.7%	2,598
Interest-Bearing Cash	259	113	129.2%	138
Total Interest & Fee Income	44,276	41,539	6.6%	42,316

Interest Expense:
Transaction Deposits	93	74	25.7%	89
Savings Deposits	263	224	17.4%	250
Time Deposits	110	126	-12.7%	120
Short-Term Borrowed Funds	18	10	80.0%	16
Other Borrowed Funds	-	1	-100.0%	-
Total Interest Expense	484	435	11.3%	475

Net Interest Income	43,792	41,104	6.5%	41,841

Provision for Credit Losses	-	-	n/m	-

Noninterest Income:
Service Charges	3,235	3,151	2.6%	3,304
Merchant Processing Services	3,279	2,277	44.0%	2,560
Debit Card Fees	1,791	1,459	22.8%	1,601
Trust Fees	827	714	15.8%	801
ATM Processing Fees	618	518	19.3%	601
Other Service Fees	491	420	16.9%	469
Financial Services Commissions	95	123	-22.8%	70
Securities Gains	34	71	n/m	-
Other Noninterest Income	662	821	-19.4%	783
Total Noninterest Income	11,032	9,554	15.5%	10,189

Noninterest Expense:
Salaries and Benefits	12,097	12,900	-6.2%	12,665
Occupancy and Equipment	4,808	4,791	0.4%	4,880
Outsourced Data Processing	2,425	2,324	4.3%	2,390
Professional Fees	830	643	29.1%	942
Courier Service	567	508	11.6%	504
Amortization of Identifiable Intangibles	68	73	-6.8%	69
Other Noninterest Expense	3,496	3,515	-0.5%	3,456
Total Noninterest Expense	24,291	24,754	-1.9%	24,906

Income Before Income Taxes	30,533	25,904	17.9%	27,124
Income Tax Provision	7,954	6,342	25.4%	6,977
Net Income	$22,579	$19,562	15.4%	$20,147

Average Common Shares Outstanding	26,865	26,935	-0.3%	26,821
Diluted Common Shares Outstanding	26,887	26,951	-0.2%	26,842

Per Common Share Data:
Basic Earnings	$0.84	$0.72	16.7%	$0.75
Diluted Earnings	0.84	0.72	16.7%	0.75
Dividends Paid	0.41	0.41	0.0%	0.41

			%
	6/30'21YTD	6/30'20YTD	Change
Interest & Fee Income:
Loans	$29,645	$29,087	1.9%
Equity Securities	220	206	6.9%
Debt Securities Available For Sale (3)	51,370	43,744	17.4%
Debt Securities Held To Maturity	4,960	7,524	-34.1%
Interest-Bearing Cash	397	969	-59.0%
Total Interest & Fee Income	86,592	81,530	6.2%

Interest Expense:
Transaction Deposits	182	158	15.2%
Savings Deposits	513	441	16.2%
Time Deposits	230	259	-11.3%
Short-Term Borrowed Funds	34	18	88.9%
Other Borrowed Funds	-	1	-100.0%
Total Interest Expense	959	877	9.4%

Net Interest Income	85,633	80,653	6.2%

Provision for Credit Losses	-	4,300	n/m

Noninterest Income:
Service Charges	6,539	7,399	-11.6%
Merchant Processing Services	5,839	4,635	26.0%
Debit Card Fees	3,392	2,927	15.9%
Trust Fees	1,628	1,491	9.2%
ATM Processing Fees	1,219	1,097	11.1%
Other Service Fees	960	926	3.7%
Financial Services Commissions	165	248	-33.5%
Securities Gains	34	71	n/m
Other Operating	1,445	2,408	-40.0%
Total Noninterest Income	21,221	21,202	0.1%

Noninterest Expense:
Salaries and Benefits	24,762	25,918	-4.5%
Occupancy and Equipment	9,688	9,723	-0.4%
Outsourced Data Processing	4,815	4,729	1.8%
Professional Fees	1,772	1,032	71.7%
Courier Service	1,071	999	7.2%
Amortization of Identifiable Intangibles	137	146	-6.2%
Other Operating	6,952	6,871	1.2%
Total Noninterest Expense	49,197	49,418	-0.4%

Income Before Income Taxes	57,657	48,137	19.8%
Income Tax Provision	14,931	11,613	28.6%
Net Income	$42,726	$36,524	17.0%

Average Common Shares Outstanding	26,843	27,001	-0.6%
Diluted Common Shares Outstanding	26,865	27,024	-0.6%

Per Common Share Data:
Basic Earnings	$1.59	$1.35	17.8%
Diluted Earnings	1.59	1.35	17.8%
Dividends Paid	0.82	0.82	0.0%

Footnotes and Abbreviations:

(1) Effective January 1, 2020, the Company adopted Accounting Standards Update (ASU) 2016-13, Financial Instruments - Credit Losses: Measurement of Credit Losses on Financial Instruments ("CECL"), resulting in a period opening adjustment to the allowance for credit losses for loans and held-to-maturity debt securities, other liabilities, deferred tax assets, and shareholders' equity.

(2) The Company adopted ASU 2016-13, effective January 1, 2020. Debt Securities Held To Maturity of $414,413 thousand at June 30, 2021, $469,259 thousand at March 31, 2021 and $638,281 thousand at June 30, 2020 are net of related reserve for expected credit losses of $9 thousand, $9 thousand and $16 thousand, respectively.

(3) Interest income on Debt Securities Available For Sale included make-whole interest income on called corporate bonds of $1.4 million in the second quarter 2021 and $700 thousand in the first quarter 2021.

(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a relatively large portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.

(a) Annualized